                                                                   EXHIBIT 10.12



                            LIFEPOINT HOSPITALS, INC.
                         MANAGEMENT STOCK PURCHASE PLAN





                    As Amended and Restated December 16, 2002

                            LIFEPOINT HOSPITALS, INC.
                         MANAGEMENT STOCK PURCHASE PLAN

                   AS AMENDED AND RESTATED DECEMBER 16, 2002

                                TABLE OF CONTENTS

1.    Introduction................................................................................................1

2.    Definitions.................................................................................................1
       (a)   Agreement............................................................................................1
       (b)   Average Market Value.................................................................................1
       (c)   Base Salary..........................................................................................1
       (d)   Board................................................................................................1
       (e)   Cause................................................................................................2
       (f)   Code.................................................................................................2
       (g)   Committee............................................................................................2
       (h)   Company..............................................................................................2
       (i)   Disability...........................................................................................2
       (j)   Exchange Act.........................................................................................2
       (k)   Fair Market Value....................................................................................2
       (l)   Participant..........................................................................................3
       (n)   Plan.................................................................................................3
       (o)   Restricted Period....................................................................................3
       (p)   Purchased Share or Purchased Shares..................................................................3
       (q)   Purchased Share Unit or Purchased Share Units........................................................3
       (r)   Rule 16b-3...........................................................................................3
       (s)   Section 16 Person....................................................................................3
       (t)   Shares...............................................................................................3
       (u)   Subsidiary...........................................................................................3

3.    Administration of the Plan..................................................................................3

4.    Stock Subject to Plan.......................................................................................3

5.    Eligibility.................................................................................................4

6.    Purchased Shares............................................................................................4

7.    Termination of Employment...................................................................................6

8.    Change in Control...........................................................................................7

9.    Dilution and Other Adjustments..............................................................................9

10.   Payment of Withholding and Payroll Taxes....................................................................9

11.   No Rights to Employment.....................................................................................9

12.   Amendment and Termination of the Plan......................................................................10

13.   Term of the Plan...........................................................................................10

14.   Governing Law..............................................................................................10

                            LIFEPOINT HOSPITALS, INC.
                         MANAGEMENT STOCK PURCHASE PLAN

                     AS AMENDED AND RESTATED DECEMBER 16, 2002

1.       INTRODUCTION.

         The purposes of the LifePoint Hospitals, Inc. Management Stock Purchase Plan are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, to enable executives to develop and maintain a substantial equity-based interest in LifePoint Hospitals, Inc., and to provide incentives to such executives to contribute to the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulation, rulings and cases.

         The Plan was established by the Company effective May 11, 1999, the date the Company's common stock was distributed to Columbia/HCA Healthcare Corporation stockholders. The Plan is hereby amended and restated, effective December 16, 2002, in accordance with action taken by the Board in order to facilitate administration of the Plan. The Company has determined that, due to the nature of the amendments contained herein, this amendment and restatement of the Plan is effective without further action and without approval of the Company's shareholders.

2.       DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a) "Agreement" shall mean an agreement entered into between the Company and a Participant in connection with a grant under the Plan.

         (b) "Average Market Value" of a Share on any grant date shall mean the average of the closing prices on the Nasdaq Stock Market (or its equivalent if the Shares are not traded on the Nasdaq Stock Market) of a Share for all trading days (including the grant date, if a trading day) after the next preceding grant date.

         (c) "Base Salary" shall mean the base salary of the Participant without taking into account any bonuses or other special compensation received.

         (d)      "Board" shall mean the Board of Directors of the Company.

         (e) "Cause" shall mean (i) the conviction of the Participant of a felony under the laws of the United States or any state thereof, whether or not appeal is taken, (ii) the conviction of the Participant for a violation of criminal law involving the Company or a Subsidiary and its business, (iii) the willful misconduct of the Participant, or the willful or continued failure by the Participant (except on account of death or Disability) to substantially perform his employment duties, which in either case has a material adverse effect on the Company, (iv) the willful fraud or material dishonesty of the Participant in connection with his performance of his employment duties, (v) the use of alcohol in a manner which in the opinion of the Company materially impairs the ability of the Participant to effectively perform his employment duties, or the use, possession, or sale of, or impaired performance due to, controlled substances or (vi) sexual or other illegal harassment of a Company or Subsidiary employee by the Participant; provided, however, in no event shall the Participant's employment be considered to have been terminated for "Cause" unless and until the Participant receives written notice from the Company stating the acts or omissions constituting Cause and the Participant has the opportunity to cure to the Company's satisfaction any such acts or omissions (in the case of (iii) or (v) above) within 15 days of the Participant's receipt of such notice.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee" shall mean the compensation committee appointed to administer the Plan and shall consist of two or more directors of the Company, (i) none of whom shall be officers or employees of the Company, and (ii) all of whom, to the extent deemed necessary or appropriate by the Board, shall satisfy the requirements of a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.

         (h) "Company" shall mean LifePoint Hospitals, Inc., a Delaware corporation.

         (i) "Disability" shall mean a Participant's total and permanent inability to perform his or her duties with the Company or any Subsidiary by reason of any medically determinable physical or mental impairment, within the meaning of Code section 22(e)(3).

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (k) "Fair Market Value" of a Share, Purchased Share or Purchased Share Unit as of a given date as of a given date shall mean the closing sales price of the common stock on the Nasdaq Stock Market on the trading day immediately preceding the date as of which the Fair Market Value is to be determined, or, in the absence of any reported sales of Shares on such date, on the first preceding date on which any such sale shall have been reported (in either case, as reported in the Two Star Edition of The Wall Street Journal). If the Shares are not listed on the Nasdaq

                  Stock Market on the date as of which Fair Market Value is to be determined, the Committee shall in good faith determine the Fair Market Value in whatever manner it considers appropriate.

         (l) "Participant" shall mean a person who receives a grant of Purchased Shares under the Plan.

         (m) "Plan" shall mean the LifePoint Hospitals, Inc. Management Stock Purchase Plan, as in effect from time to time.

         (n) "Restricted Period" shall have the meaning given in Section 6(b) hereof.

         (o) "Purchased Share" or "Purchased Shares" shall mean the common stock purchased hereunder subject to restrictions.

         (p) "Purchased Share Unit" or "Purchased Share Units" shall have the meaning given in Section 6(f) hereof.

         (q) "Rule 16b-3" shall mean Rule 16b-3, as in effect from time to time, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

         (r) "Section 16 Person" shall mean a Participant who is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

         (s)      "Shares" shall mean the common stock of the Company.

         (t)      "Subsidiary" shall have the meaning set forth in Section 8.

3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Committee. The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determinations on the foregoing matters shall be final and conclusive.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.

4.       STOCK SUBJECT TO PLAN.

         The maximum number of Shares which shall be distributed as Purchased Shares or in respect of Purchased Share Units under the Plan shall be 250,000 Shares, which number shall be subject to adjustment as provided in Section 9 hereof. Such Shares may be either authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company.

         If any outstanding Purchased Shares or Purchased Share Units under the Plan shall be forfeited, the related Shares shall (unless the Plan shall have been terminated) again be available for use under the Plan.

5.       ELIGIBILITY.

         All employees or groups of employees designated by the Committee in its discretion shall be eligible to become Participants in the Plan.

         Each Participant may elect, in writing, to reduce his Base Salary by a specified percentage thereof up to a maximum percentage established by the Committee with respect to his employment classification, as set forth in Appendix A, and, in lieu of receiving such salary, receive a number of Purchased Shares equal to the amount of such salary reduction divided by a dollar amount equal to 75% of the Average Market Value of a Share on the date on which such Purchased Shares are granted. Any such election shall be effective beginning with the first pay period that ends after January 1 of the calendar year next following the calendar year in which such election is made (and shall become irrevocable on December 31 of the calendar year in which it is made). Any cancellation of, or other change in, any such salary reduction election shall become effective as of the first pay period ending after January 1 of the calendar year next following the calendar year in which notice of such cancellation or change is filed (and any such notice shall become irrevocable on December 31 of the calendar year in which it is filed).

         Any salary reduction hereunder shall apply ratably to the Participant's salary for each pay period covered by such election. Purchased Shares shall be granted in respect of such salary reductions on June 30 and December 31 of each calendar year. The number of Purchased Shares granted on each such grant date shall be based upon the aggregate salary reduction for pay periods ending since the next preceding grant date and 75% of the Average Market Value of a Share on the grant date in question.

         In the event that a Participant who has elected salary reductions hereunder shall terminate employment before Purchased Shares are granted in respect of all such salary reductions, any salary reduction amounts in respect of which Purchased Shares have not been granted by the date of Participant's termination of employment shall be paid to the Participant promptly in cash.

6.       PURCHASED SHARES.

         Each grant of Purchased Shares under the Plan shall be evidenced by a written Agreement between the Company and Participant, which shall be in such form as the Committee shall from time to time approve and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with such terms as the Committee, in its discretion, may establish):

         (a) NUMBER OF SHARES. Each Agreement shall state the number of Purchased Shares to be granted thereunder.

         (b) RESTRICTED PERIOD. Subject to such exceptions as may be determined by the Committee in its discretion, the Restricted Period shall be a three year period that begins with the date that Purchased Shares are granted and ends on the first day of the month that follows the third anniversary thereof.

         (c) OWNERSHIP AND RESTRICTIONS. At the time of grant of Purchased Shares, a certificate representing the number of Purchased Shares granted shall be registered in the name of the Participant. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the Participant subject to the terms and conditions of the Plan, and shall bear such legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The Participant shall have all rights of a stockholder with respect to such Purchased Shares, including the right to receive dividends and the right to vote such Purchased Shares, subject to the following restrictions: (i) the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period and the fulfillment of any other restrictive conditions set forth in this Plan or the Agreement with respect to such Purchased Shares; (ii) none of the Purchased Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of (except by will or the applicable laws of descent and distribution) during such Restricted Period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Purchased Shares shall be forfeited and all rights of the Participant to such Purchased Shares shall terminate, without further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire Restricted Period and unless any other restrictive conditions relating to the Purchased Shares are met. Any common stock, any other securities of the Company and any other property (except cash dividends) distributed with respect to the Purchased Shares shall be subject to the same restrictions, terms and conditions as such Purchased Shares (and shall be similarly taken into account in determining the amount of any cash payment to a Participant upon termination of employment).

         (d) TERMINATION OF RESTRICTIONS. At the end of the Restricted Period and provided that any other restrictive conditions of the Purchased Shares are met, or at such earlier time as shall be determined by the Committee, all restrictions set forth in the Agreement relating to the Purchased Shares or in the Plan shall lapse as to the Purchased Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restrictive stock legend (other than as required under the Securities Act of 1933 or otherwise), shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

         (e) PURCHASED SHARE UNITS. Notwithstanding anything elsewhere in the Plan to the contrary, if during the Restricted Period relating to a Participant's Purchased Shares the Committee shall determine that the Company may lose its Federal income tax deduction in connection with the future lapsing of the restrictions on such Purchased Shares because of the deductibility cap of section 162(m) of the Code, the Committee, in its discretion, may convert some or all of such Purchased Shares into an equal number of Purchased Share Units, as to which payment will be postponed until such time as the Company will not lose its Federal income tax deduction for such payment under section 162(m). Until payment of the Purchased Share Units is made, the Participant will be credited with dividend equivalents on the Purchased Share Units, which dividend equivalents will be converted into additional Purchased Share Units. When payment of any Purchased Share Units is made, it will be in the same form as would apply if the Participant were then holding Purchased Shares instead of Purchased Share Units.

7.       TERMINATION OF EMPLOYMENT

         The following rules shall apply, in the event of a Participant's termination of employment with the Company and its Subsidiaries, with respect to Purchased Shares held by the Participant at the time of such termination:

         (a) TERMINATION OF EMPLOYMENT DURING RESTRICTED PERIOD. Except as provided herein, if during the Restricted Period for any Purchased Shares held by a Participant the Participant's employment is terminated either (i) for Cause by the Company or a Subsidiary or (ii) for any reason by the Participant, the Participant shall forfeit all rights with respect to such Purchased Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company's general assets a cash payment equal to the lesser of (i) the Fair Market Value of such Purchased Shares on the Participant's last day of employment or (ii) the aggregate Base Salary foregone by the Participant as a condition of receiving such Purchased Shares.

                  Except as otherwise provided herein, if a Participant's employment is terminated by the Company or a Subsidiary without Cause during the Restricted Period for any Purchased Shares held by the Participant, the Participant shall forfeit all rights with respect to such Purchased Shares, which shall automatically be considered to be cancelled, and shall have only an unfunded right to receive from the Company's general assets a cash payment equal to either (i) the Fair Market Value of such Purchased Shares on the Participant's last day of employment or (ii) the aggregate Base Salary foregone by the Participant as a condition of receiving such Purchased Shares, with the Committee to have the sole discretion as to which of such amounts shall be payable.

                  If the employment of a Participant holding Purchased Share Units terminates during the Restricted Period relating to such Purchased Share Units, they shall be treated in a manner substantially equivalent to the treatment of Purchased Shares.

         (b) ACCELERATED LAPSE OF RESTRICTIONS. Upon a termination of employment which results from a Participant's death or Disability, all restrictions then outstanding with respect to Purchased Shares held by such Participant shall automatically expire and be of no further force and effect.

         (c) RETIREMENT OF PARTICIPANT. Upon the retirement of a Participant, the Committee shall determine, in its discretion, whether all restrictions then outstanding with respect to Purchased Shares held by the Participant shall expire or whether the Participant shall instead be treated as though the Participant's employment had been terminated by the Company without Cause, as described above.

8.       CHANGE IN CONTROL.

         Upon the occurrence of a "change in control" of the Company (as defined below), the Restricted Period shall automatically terminate as to all Purchased Shares awarded under the Plan (as to which such Restricted Period has not previously terminated). For purposes hereof, "change in control" of the Company shall be deemed to have occurred upon the occurrence of any of the following after the date on which the Corporation becomes a publicly-held Corporation:

         (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term Person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of the combined voting power of the then outstanding Voting Securities; provided, however, that in determining whether a change in control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a change in control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary") or (ii) the Company or any Subsidiary.

         (b) The individuals who, as of the date the Company issues any class of equity securities required to be registered under
                  Section 12 of the 1934 Act, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if (1) such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest or (2) such individual was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of this Section 8; or

         (c) Consummation, after approval by stockholders of the Company, of:

                  (1) A merger, consolidation or reorganization involving the Company, unless,

                           (A) The stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least 75% of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or its parent corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                           (B) The individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; and

                           (C) No Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                  (2)      A complete liquidation or dissolution of the Company;
                           or

                  (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a change in control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increased the proportional number of shares Beneficially Owned by the Subject Person, provided that if a change in control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a change in control shall occur.

9.       DILUTION AND OTHER ADJUSTMENTS.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number of Shares that may be distributed as Purchased Shares or in respect of Purchased Share Units under the Plan, and the number of Purchased Shares and/or Purchased Share Units outstanding under the Plan, as may be determined to be appropriate by the Committee in its sole discretion; provided, however, that the number of Shares thus subject to the Plan shall always be a whole number.

         In addition, in the event of any such change in corporate structure, the calculation of the Average Market Value of a Share for the grant date coincident with or next following such event may be adjusted by the Committee in such manner as it considers to be appropriate.

10.      PAYMENT OF WITHHOLDING AND PAYROLL TAXES.

         Subject to the requirements of Section 16(b) of the Exchange Act, the Committee shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with a grant of Purchased Shares hereunder, or the lapse of restrictions with respect thereto, by having the Company withhold Shares or by the Participant's delivering other Shares having a then-current Fair Market Value equal to the amount of taxes to be withheld. In the absence of such withholding or delivery of Shares, the Company shall otherwise withhold from any payment under the Plan all amounts required by law to be withheld.

11.      NO RIGHTS TO EMPLOYMENT.

         Nothing in the Plan or in any grant made or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, or interfere with, or limit in any way, the right of the Company or any Subsidiary to terminate such Participant's employment. Grants made under the Plan shall not be affected by any change in duties or position of a Participant as long as such Participant continues to be employed by the Company or a Subsidiary.

12.      AMENDMENT AND TERMINATION OF THE PLAN.

         The Board, at any time and from time to time, may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No suspension, termination, modification or amendment of the Plan may adversely affect any grants previously made, unless the written consent of the Participant is obtained.

13.      TERM OF THE PLAN.

         The Plan shall terminate ten years from the date that the Plan was approved by the Board. No other grants may be made after such termination, but termination of the Plan shall not, without the consent of any Participant who then holds Purchased Shares or to whom Purchased Share Units are then credited, alter or impair any rights or obligations in respect of such Purchased Shares or Purchased Share Units.

14.      GOVERNING LAW.

         The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such laws are preempted by Federal law.

                                       ***

         IN WITNESS WHEREOF, the undersigned authority has executed this instrument on this 16 day of December, 2002, in accordance with action taken by the Board on December 16, 2002, to approve this amendment and restatement of the Plan.


                                    LIFEPOINT HOSPITALS, INC.



                                    By:
                                         -------------------------
                                    Its:
                                         -------------------------

                                   APPENDIX A

EMPLOYEE CLASSIFICATION                                 MAXIMUM SALARY PERCENTAGE
-----------------------------------------------         -------------------------
Corporate Managers, Directors, Vice                                15%
Presidents and other Officers who otherwise do
not participate in the LifePoint Executive
Stock Purchase Plan
-----------------------------------------------         -------------------------

Hospital CEOs, CFOs, CNOs and COOs                                 15%
-----------------------------------------------         -------------------------